SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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VALIC COMPANY I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VALIC Company I

Asset Allocation Fund

2929 Allen Parkway

Houston, Texas 77019

April 9, 2021

Dear Participant:

We are writing to inform you of a recent sub-adviser change to the Asset Allocation Fund (the “Fund”). The Fund is a series of VALIC Company I (“VC I”). At a meeting held on August 3-4, 2020, the Board of Directors of VC I (the “Board”) approved the appointment of J.P. Morgan Investment Management Inc. (“JPMIM”) as the sub-adviser for the Fund, pursuant to a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and JPMIM with respect to the Fund. In connection with the appointment of JPMIM, the Board also approved the termination of the existing investment sub-advisory agreement between VALIC and the Fund’s previous sub-adviser, PineBridge Investments LLC (“PineBridge”). Effective January 11, 2021, JPMIM replaced PineBridge as the sub-adviser to the Fund.

In connection with the appointment of JPMIM, the Board approved a change to the Fund’s investment objective and certain changes to the Fund’s principal investment strategies and techniques, and risks. It also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) between VALIC and VC I, on behalf of the Fund. These changes and the Fee Waiver Agreement also became effective on January 11, 2021. For more information about the Fund’s investment objective, principal investment strategies and techniques, and risks, please refer to the Fund’s prospectus dated January 11, 2021.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Fund and JPMIM and the factors considered by the Board with respect to the approval of the new investment sub-advisory agreement.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
VALIC Company I

VALIC Company I

2929 Allen Parkway

Houston, Texas 77019

Asset Allocation Fund

(the “Fund”)

INFORMATION STATEMENT

REGARDING THE APPOINTMENT OF

SUB-ADVISER FOR THE FUND

You have received this Information Statement because on January 11, 2021, you owned interests in the Fund within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”). You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the decision by the Board of Directors (the “Board” or the “Directors”) of VALIC Company I (“VC I”) to appoint J.P. Morgan Investment Management Inc. (“JPMIM”) as the sub-adviser to the Fund, replacing the Fund’s previous sub-adviser, PineBridge Investments LLC (“PineBridge”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND

YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

At a meeting held on August 3-4, 2020 (the “Meeting”), the Board, including a majority of the Directors who are not “interested persons” of VC I, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”) and JPMIM with respect to the Fund. In connection with the appointment of JPMIM, the Board also approved the termination of the existing investment sub-advisory agreement between VALIC and the Fund’s previous sub-adviser, PineBridge. Effective January 11, 2021, JPMIM replaced PineBridge as the sub-adviser to the Fund. In connection with the appointment of JPMIM, the Board approved a change to the Fund’s investment objective and certain changes to the Fund’s principal investment strategies and techniques, and risks. It also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) between VALIC and VC I, on behalf of the Fund. These changes and the Fee Waiver Agreement also became effective on January 11, 2021.

VC I has received an exemptive order from the Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of the Fund and its shareholders. As required by this exemptive order, the Fund must provide information to shareholders about a new sub-adviser and the sub-advisory agreement within 90 days of hiring a new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Information Statement is being posted on or about April 9, 2021, to all participants in a Contract or Plan who were invested in the Fund as of the close of business on January 11, 2021 (the “Record Date”) at https://www.valic.com/prospectus-and-reports/ information-statements.

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The Adviser and the Fund

VALIC is an investment adviser registered with the SEC and is located at 2929 Allen Parkway, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 1, 2002, as amended (the “Advisory Agreement”), VALIC serves as investment adviser to the Fund. The Advisory Agreement was last approved by the Board at a meeting held on August 3-4, 2020. VALIC is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”).

Pursuant to the terms of the Advisory Agreement, VALIC acts as adviser for VC I, and each series thereof, and manages the daily business affairs of VC I. VALIC employs sub-advisers, such as JPMIM, who make investment decisions for VC I. The Advisory Agreement further provides that VALIC furnishes office space, facilities, equipment, and personnel adequate to provide the services and pays the compensation of the members of the Board who are “interested persons” of VC I or VALIC. In addition, VALIC monitors and reviews the activities of VC I’s sub-advisers and other third-party service providers and makes changes and/or replacements when deemed appropriate. In addition, VALIC provides comprehensive investment and compliance monitoring, including, among other things, monitoring of each sub-adviser’s performance and conducts reviews of each sub-adviser’s brokerage arrangements and best execution. VALIC also provides the Board with quarterly reports at each regular meeting regarding VC I and each series thereof.

There were no changes to the Advisory Agreement or to VALIC’s advisory fees in connection with the approval of the Sub-Advisory Agreement. For the fiscal year ended May 31, 2020, the Fund paid VALIC advisory fees, before waivers, based on its average monthly net assets pursuant to the Advisory Agreement as follows:

Advisory Fees	% Average Monthly Net Assets
$715,342	0.50%

Effective January 11, 2021 and pursuant to the Fee Waiver Agreement, VALIC is contractually obligated to waive its advisory fee with respect to the Fund, so that the advisory fee payable by the Fund to VALIC equals 0.45% of average monthly assets on the Fund’s first $300 million, 0.425% on the next $200 million of the Fund’s average monthly net assets, and 0.40% on average monthly net assets over $500 million. The Fee Waiver Agreement will continue in effect until September 30, 2022, and from year to year thereafter provided such continuance is agreed to by VALIC and approved by a majority of the Directors who are not “interested persons” of VC I or VALIC as defined under the 1940 Act, and who have no direct or indirect financial interest in the operation of the Fee Waiver Agreement.

In connection with the appointment of JPMIM, and as set forth in the Fund’s prospectus dated January 11, 2021, the Fund’s investment objective was changed to seek total return. In addition, the Fund’s principal investment strategies were revised to reflect that the Fund attempts to achieve its investment objective by investing in a diverse combination of equity and fixed income investments. Under normal circumstances, the Fund intends to invest approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities.

The equity securities in which the Fund primarily intends to invest include common stocks of large and medium capitalization U.S. companies included in the S&P 500® Index. In managing the equity portion of the Fund, JPMIM employs a three-step process that combines research, valuation and stock selection.

The fixed income securities in which the Fund intends to invest include corporate bonds, U.S. treasury obligations, including treasury coupon strips and treasury principal strips, and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities included in the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund will invest only in fixed income securities that are investment grade at the time of purchase and may invest in fixed income securities of any maturity or duration. In choosing fixed income securities, JPMIM buys and sells securities and investments for the Fund based on its view of individual securities and market sectors.

With respect to its equity and fixed income allocations, the Fund may invest in derivatives, such as futures contracts.

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Additionally, the Fund’s principal risks were revised to include Mortgage- and Asset-Backed Securities Risk, Futures Risk, Mid-Cap Company Risk, Interest Rate Fluctuations Risk, Issuer Risk and Sector Risk. The Fund’s principal risks were also revised to exclude Active Trading Risk, Currency Risk, Foreign Investment Risk, Hedging Risk, Interest Rate Risk, Liquidity Risk, Model Risk and Risk of Investing in Money Market Securities.

The Sub-Advisory Agreement

Effective January 11, 2021, and pursuant to the Sub-Advisory Agreement, JPMIM assumed responsibility for the day-to-day management of the Fund.

Under the terms of the Sub-Advisory Agreement, and subject to the oversight and review of VALIC, the sub-adviser will (i) manage the investment and reinvestment of the assets of the Fund including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or VC I’s Board, of the industries, securities and other investments to be represented in the Fund’s portfolio, and the formulation and implementation of investment programs; (ii) maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for the Fund’s account with brokers or dealers (including futures commission merchants) selected by the sub-adviser, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the sub-adviser, subject to the sub-adviser’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the sub-adviser, subject to applicable law; and (iii) in performing its obligations under this Agreement, the sub-adviser may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and functions thereunder to any advisory affiliate, without further written consent of VALIC provided that the sub-adviser shall always remain liable for its obligations thereunder. The sub-adviser will discharge the foregoing responsibilities subject to the supervision and review of VALIC and the Board and in material conformity with applicable laws and regulations; the VC I’s organizational documents, registration statement, prospectus and the investment objectives, policies and restrictions of the Fund; and any applicable procedures adopted by the Board.

Under the Sub-Advisory Agreement, JPMIM will receive a fee, payable monthly from VALIC (and not the Fund), in an amount which is calculated as an annual percentage of the Fund’s average daily net assets, from fees paid to the Adviser by VC I, on behalf of the Fund.

The Sub-Advisory Agreement shall continue in effect for an initial two year term beginning January 11, 2021. Thereafter, the continuance of the Sub-Advisory Agreement must be approved annually in the manner required by the 1940 Act and the rules thereunder. The Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, JPMIM, or the holders of a majority of the outstanding shares of the Fund, on at least 60 days’ prior written notice. The Sub-Advisory Agreement will not result in an increase in fees to shareholders of the Fund as VALIC, and not the Fund, is responsible for all fees payable pursuant to the Sub-Advisory Agreement. The Sub-Advisory Agreement is attached to this Information Statement as Exhibit A.

For the fiscal year ended May 31, 2020, VALIC received advisory fees from the Fund in the amount of $715,342 or 0.50 % of the Fund’s average monthly net assets for the period. During the same period, VALIC paid sub-advisory fees to PineBridge in the aggregate amount of $357,671, or 0.25% of average monthly net assets. If JPMIM had served as sub-adviser to the Fund for the fiscal year ended May 31, 2020, based on the Sub-Advisory Agreement and the Fee Waiver Agreement, VALIC would have paid $286,137 in sub-advisory fees, or 0.20% of the Fund’s average daily monthly assets, and waived $71,534 of its advisory fee, thus retaining $357,671, or 0.25% of average monthly net assets, after payment of sub-advisory fees to JPMIM. This amount represents no change in the advisory fees retained by VALIC during the 2020 fiscal year.

The sub-advisory fees paid to JPMIM and advisory fees retained by VALIC are hypothetical and designed to help you understand the potential effects of the Sub-Advisory Agreement. The actual fees paid to JPMIM and the actual advisory fees retained by VALIC may be different due to fluctuating asset levels and a variety of other factors.

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Factors Considered by the Board

At the Meeting, the Board, including the Independent Directors, approved the Sub-Advisory Agreement between VALIC and JPMIM with respect to the Fund. In connection with the approval of the Sub-Advisory Agreement with JPMIM, the Board approved the termination of the existing investment sub-advisory agreement between VALIC and PineBridge with respect to the Fund.

In connection with the approval of the Sub-Advisory Agreement, the Board, including the Independent Directors, received materials, at the Meeting and throughout the prior year, relating to certain factors the Board considered in determining whether to approve the Sub-Advisory Agreement. Those factors included: (1) the nature, extent and quality of the services to be provided to the Fund by JPMIM; (2) the sub-advisory fees proposed to be charged in connection with JPMIM’s management of the Fund compared to sub-advisory fee rates of a group of funds with similar investment objectives, as selected by an independent third-party provider of investment company data (“Sub-advisory Expense Group/Universe”); (3) the investment performance of comparable funds as selected by an independent third-party provider of investment company data (“Performance Group”); (4) the costs of services and the benefits potentially to be derived by JPMIM; (5) whether the Fund will benefit from possible economies of scale from engaging JPMIM; (6) the anticipated profitability of VALIC; (7) information regarding JPMIM’s brokerage and trading practices and compliance and regulatory history; and (8) the terms of the proposed Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board also took into account a presentation made at the Meeting by members of management as well as a presentation made by representatives from JPMIM who responded to questions posed by the Board and management. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by JPMIM. The Board reviewed information provided by JPMIM relating to its operations and personnel. The Board also noted that JPMIM’s management of the Fund will be subject to the oversight of VALIC and the Board and must be made in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information.

The Board considered information provided to them regarding the services to be provided by JPMIM. In this regard, the Board took into account its knowledge of JPMIM, which is a sub-adviser to certain other VC I and VALIC Company II funds. The Board noted that JPMIM will (i) manage the investment and reinvestment of the assets of the Fund including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the Board, of the industries, securities and other investments to be represented in the Fund’s portfolio, and the formulation and implementation of investment programs; (ii) maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for the Fund’s account with brokers or dealers (including futures commission merchants) selected by JPMIM, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by JPMIM, subject to JPMIM’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with JPMIM, subject to applicable law; and (iii) in performing its obligations under this Agreement, JPMIM may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and functions thereunder to any advisory affiliate, without further written consent of VALIC provided that JPMIM shall always remain liable for its obligations thereunder. The Board considered JPMIM’s history and investment experience as well as information regarding the qualifications, background and responsibilities of JPMIM’s investment personnel who would provide services to the Fund. The Board also reviewed JPMIM’s brokerage practices. The Board also noted that it received information on JPMIM’s financial condition and its compliance function. The Board also considered JPMIM’s risk management processes and regulatory history, including information regarding whether it was involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Fund.

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The Board concluded that the scope and quality of the sub-advisory services to be provided by JPMIM were expected to be satisfactory and that there was a reasonable basis to conclude that JPMIM would provide a high quality of investment services to the Fund.

Fees and Expenses; Investment Performance. The Board noted that the sub-advisory fee rate payable with respect to the Fund would decline as a result of the change in sub-adviser. The Board considered information received regarding the sub-advisory fees paid with respect to the Fund for sub-advisory services compared against the sub-advisory fees of the funds in the Fund’s Sub-advisory Expense Group/Universe. The Board noted that VALIC negotiated the sub-advisory fee with JPMIM at arm’s length.

The Board also considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Fund, that the sub-advisory fees are not paid by the Fund, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board also took into account that management was requesting that the Board approve an Advisory Fee Waiver Agreement between VALIC and VC I under which VALIC will waive a portion of its management fee with respect to the Fund. Therefore, the Board considered that the appointment of JPMIM will result in a reduction to the management fee paid by the Fund to VALIC.

The Board considered that the current sub-advisory fee payable to PineBridge and the proposed sub-advisory fee payable to JPMIM is below the average and median of the Fund’s Sub-advisory Expense Group/Universe. The Board also considered that the proposed sub-advisory fee rate payable to JPMIM would be lower than the current sub-advisory fee payable to PineBridge. The Board also took account of management’s discussion of the Fund’s proposed sub-advisory fees and concluded in light of all factors considered that such fees were reasonable.

The Board also received and reviewed information prepared by an independent third-party provider of mutual fund data regarding the Fund’s investment performance compared against the Performance Group as of the period ended May 31, 2020. The Board noted management’s representation that the proposed strategy would have performed better than the current Fund and the Fund’s Morningstar category average, but with a lower risk profile.

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits expected to be realized in connection with the Sub-Advisory Agreement. The Board was previously apprised that VALIC generally reviews a number of factors in determining appropriate sub-advisory fee levels. Such factors may include a review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) analysis of the strategies managed by the sub-adviser; (4) product suitability; and (5) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

The Board considered that the sub-advisory fee payable by VALIC with respect to the Fund would be reduced as a result of the replacement of PineBridge with JPMIM. The Board also noted that VALIC would waive a portion of its management fee if the Sub-Advisory Agreement is approved. The Board, therefore, reviewed information provided by VALIC with respect to the expected impact on its profitability if JPMIM is retained as the Fund’s sub-adviser. The Board also considered that the sub-advisory fee rate was negotiated with JPMIM at arm’s length. In considering the anticipated profitability to JPMIM in connection with its relationship to the Fund, the Directors noted that the fees under the Sub-Advisory Agreement will be paid by VALIC out of the advisory fees that VALIC will receive from the Fund.

In light of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of JPMIM from its relationship with the Fund was not material to their deliberations with respect to the consideration of approval of the Sub-Advisory Agreement.

Economies of Scale. For similar reasons as stated above with respect to JPMIM’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in JPMIM’s management of the Fund is not a material factor to the approval of the Sub-Advisory Agreement.

Terms of the Sub-Advisory Agreement. The Board reviewed the terms of the Sub-Advisory Agreement including the duties and responsibilities to be undertaken. The Board noted that the Sub-Advisory Agreement between VALIC and

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JPMIM and the current sub-advisory agreement between VALIC and PineBridge are similar, except that the Sub-Advisory Agreement differs, among other things, in: (i) the name of the sub-adviser; (ii) the effective date of the agreement; (iii) the elimination of express terms relating to compliance with state laws and regulations; (iv) the addition of language permitting the sub-adviser to delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate; (v) the elimination of language relating to the sub-adviser’s obligation to maintain a level of errors and omissions or professional liability insurance coverage and of express terms related to how the sub-adviser shall manage the portion of the assets of the Fund allocated to it as if it was a separate operating fund; (vi) the addition of language permitting the sub-adviser to disclose information relating to the Fund to any market counterparty to the extent necessary to effect transactions on behalf of the Fund and to execute trades in markets that are not regulated markets; (vii) the addition of language that states VALIC will vote proxies relating to securities held by the Fund; (viii) the addition of certain express terms relating to confidentiality; (ix) the addition of express terms concerning no liability to any indemnified party for indirect, special or consequential damages; (x) the addition of express terms permitting the sub-adviser to provide information about the Fund to an affiliate or third-party for the purpose of providing services to the Fund; and (xi) the addition of a provision regarding a customer identification program. The Board concluded that the terms of the Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor as being controlling but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that JPMIM possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreement.

Information about JPMIM

JPMIM, located at 383 Madison Avenue, New York, New York 10179 is an SEC registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. As of September 30, 2020, JPMIM and its investment advisory affiliates had investment management authority with respect to approximately $2.1 trillion in assets.

JPMIM is not affiliated with VALIC. No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with, JPMIM or its affiliates since the beginning of the Fund’s most recent fiscal year. No officers or Director of VC I are officers, employees, directors or shareholders of JPMIM.

The following chart lists the principal executive officers of JPMIM and their principal occupations.

Name[1]	Position with JPMIM and Principal Occupation
George Gatch	Director/Chairman/Managing Director
Scott Richter	Secretary / Managing Director
Paul Quinsee	Director/Head of Global Equities / Managing Director
Andrew Powell	Director / Am Cao / Head of Global Client Service / Managing Director / Senior Business Manager
John Donohue	Director / President / CEO / Head of Global Liquidity / Managing Director
Joy Dowd	Director / Managing Director
Robert Michele	Director /CIO and Head of Global Fixed Income, Currency & Commodities/ Managing Director
Anton Pil	Director / Head of Global Alternatives / Managing Director
Craig Sullivan	Director / Treasurer / CFO / Managing Director
Jedediah Laskowitz	Head of Asset Management Solutions / Managing Director
John Oliva	Chief Compliance Officer \ Managing Director

1 The address of Mr. Richter with respect to his position with JPMIM is 1111 Polaris Parkway, Columbus, OH 43240. The address of Ms. Dowd with respect to her position with JPMIM is 575 Washington Blvd., Jersey City, NJ 07310. The address of Mr. Sullivan with respect to his position with JPMIM is 383 Madison Avenue, New York NY 10179. The address of all other individuals listed with respect to their positions with JPMIM is 277 Park Avenue, New York, NY 10172.

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Andrea L. Lisher	Head of Americas, Client

JPMIM does not provide investment advisory or sub-advisory services to any mutual funds or other accounts that have investment strategies and/or objectives similar to that of the Fund.

Other Service Agreements

VC I has entered into an Amended and Restated Administrative Services Agreement (the “Administrative Services Agreement”) with SunAmerica Asset Management, LLC (“SunAmerica”) to provide certain accounting and administrative services to the Fund. VC I has also entered into a Master Transfer Agency and Service Agreement (the “MTA”) with VALIC Retirement Services Company (“VRSCO”) to provide transfer agency services to the Fund, which include shareholder servicing and dividend disbursement services. For the fiscal year ended May 31, 2020, pursuant to the Administrative Services Agreement and MTA, the Fund paid $95,478 and $1,093 to SunAmerica and VRSCO, respectively.

SunAmerica and AIG Capital Services, Inc. (“ACS”), the Fund’s principal underwriter, are located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. VRSCO, the Fund’s transfer agent, is located at 2929 Allen Parkway, Houston, Texas 77019. SunAmerica is an indirect wholly-owned subsidiary of AIG. VALIC is also an indirect, wholly-owned subsidiary of AIG, and therefore, is an affiliate of SunAmerica. VRSCO and ACS are also affiliates of VALIC. The approval of the Sub-Advisory Agreement did not affect the services provided to the Fund by SunAmerica, VRSCO or ACS.

Brokerage Commissions

The Fund did not pay brokerage commissions to affiliated broker-dealers for the fiscal year ended May 31, 2020.

ANNUAL & SEMI-ANNUAL REPORTS

Copies of the most recent annual and semi-annual reports to shareholders may be obtained without charge if you:

•	write to:

Kathleen D. Fuentes, Secretary

VALIC Company I

Harborside 5

185 Hudson Street

Suite 3300

Jersey City, New Jersey 07311

•	call (800) 448-2542

•	visit VALIC’s website at www.valic.com

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kathleen D. Fuentes, Vice President and Secretary of VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

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OWNERSHIP OF SHARES

As of the Record Date, there were approximately 12,625,656.28 shares of the Fund outstanding. All shares of the Fund are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract or Plan, or interests therein, representing more than 5% of the outstanding shares of the Fund. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the Fund’s shares as of the Record Date.

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Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 1st day of October, 2011, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and J.P. MORGAN INVESTMENT MANAGEMENT INC., hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognizes the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consist of thirty-three portfolios (“Funds”):

Asset Allocation Fund

Blue Chip Growth Fund

Broad Cap Value Income Fund

Capital Conservation Fund

Core Equity Fund

Dividend Value Fund

Emerging Economies Fund

Foreign Value Fund

Global Real Estate Fund

Global Social Awareness Fund

Global Strategy Fund

Government Securities Fund

Growth & Income Fund

Growth Fund

Health Sciences Fund

Inflation Protected Fund

International Equities Fund

International Government Bond Fund

International Growth I Fund

Large Cap Core Fund

Large Capital Growth Fund

Mid Cap Index Fund

Mid Cap Strategic Growth Fund

Money Market I Fund

Nasdaq-100® Index Fund

Science & Technology Fund

Small Cap Aggressive Growth Fund

Small Cap Fund

Small Cap Index Fund

Small Cap Special Values Fund

Small-Mid Growth Fund

Stock Index Fund

Value Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the supervision and review of VALIC and VC I’s Board of Directors and in material conformity with (i) the 1940 Act, all applicable laws and regulations thereunder, (ii) all other applicable federal laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and all applicable state laws and regulations that VALIC notifies the SUB-ADVISER are applicable to the investment management of the Covered Fund(s); (iii) VC I’s Articles, Bylaws, registration statements, prospectus and the investment objectives, policies and restrictions of any Covered Fund(s) stated in the Covered Fund(s)’ prospectus and statement of additional information; and (iv) any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

(a)

manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)

maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

(c)

In performing its obligations under this Agreement, the SUB-ADVISER may, at its own discretion, and consistent with the obligations of Section 8 herein, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB-ADVISER shall always remain liable for its obligations hereunder.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the

SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In selecting brokers or dealers to execute transactions on behalf of the Covered Fund(s), the SUB-ADVISER will seek the best overall terms available. In assessing the best overall terms available for any transaction, the SUB-ADVISER will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the brokers or dealers and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the SUB-ADVISER is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Covered Fund(s) and/or other accounts over which the SUB-ADVISER or its affiliates exercise discretion. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. Subject to the requirements of U.S. law, VALIC agrees that SUB-ADVISER may follow the SUB-ADVISER’S best execution policy, which has been provided to VALIC and which may be amended from time-to-time. The SUB-ADVISER agrees to provide VALIC a copy of any material amendment to its best execution policy as soon as reasonably practicable after such amendment to the policy.

In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, the VALIC and its affiliates or any other subadviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

Notwithstanding anything to the contrary in this Agreement, to the extent that any market counterparty with whom the SUB-ADVISER deals requires information relating to the Covered Fund(s) (including but not limited to the identity and market value of the Covered Fund(s), the SUB-ADVISER shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Covered Fund(s) in accordance with the terms of this Agreement.

VALIC hereby agrees that, in managing the Covered Fund, the SUB-ADVISER may execute trades in markets that are not “regulated markets”1 as that term is defined in the “Markets in Financial Instruments Directive”2 and may utilize a multilateral trading facility.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER that are trading through a single trading desk or system on the same trading day, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the

[1]	Definition of Regulated Market

Multilateral system operated and/or managed by a market operator, which brings together or facilitates the bringing together of multiple third-party buying and selling interests in financial instruments – in the system and in accordance with its non-discretionary rules – in a way that results in a contract, in respect of the financial instruments admitted to trading under its rules and/or systems, and which is authorized and functions regularly and in accordance with the provisions of Title III of MiFID.

[2]	Definition of Markets in Financial Instruments Directive (“MiFID”)

Commission Directive No. 2006/73/EC implementing Directive 2004/39/EC of the European Parliament and of the Council as regards organizational requirements and operating conditions for investment firms and defined terms for the purposes of that Directive.

SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request copies of all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in complying with regulations applicable to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUBADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I, (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the Custodian.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Directors. VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings

(the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder; provided, however, all brokerage commissions, taxes, charges and other costs incident to the purchase and sale of investments shall be charged to and paid from the Covered Fund.

VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement.

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as otherwise necessary in the ordinary course of performing its responsibilities under this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and disclose such non-public information only if VALIC or the VC I Board of Trustees has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is know by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable federal or state authorities (including the SUB-ADVISER’S regulatory examiners) or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information. VALIC will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to perform its responsibilities under this Agreement or under the Investment Advisory Agreement between VALIC and VC I, and will keep confidential any non-public information obtained directly as a result of this relationship, and disclose such non-public information only if SUB-ADVISER has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is know by VALIC, or if such disclosure is expressly required or requested by applicable federal or state authorities (including VALIC’s regulatory examiners) or to the extent such disclosure is reasonably required by VALIC’s or the Covered Fund(s)’auditors or attorneys in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Without limiting the foregoing, VALIC acknowledges that the securities holdings of the Covered Fund(s) constitute information of value to the SUB-ADVISER, and agrees: (1) not to use for any purpose, other than for VALIC or the Covered Fund(s), or their agents, to supervise or monitor the SUB-ADVISER, the holdings or other trading-related information of the Covered Fund(s); and (2) not to disclose the Covered Fund(s)’ holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Directors of VC I, counsel to the Board of Directors of VC I, counsel to VC I, the administrator or any sub-administrator, the independent accountants and any other agent of VC I; (d) in accordance with VC I’s portfolio holdings disclosure policy, including other third parties service providers identified in VC I’s registration statement; or (e) as otherwise agreed to by the parties hereto in writing.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average monthly net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average monthly net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in VC I’s constitutive documents, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies (including other accounts and investment companies following the same investment strategy as the Covered Fund(s) ), and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers.

6.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.	Indemnification

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

Notwithstanding the foregoing, VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements, or sales literature pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise directly (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements, or sales literature pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER.

Under no circumstances shall VALIC or the SUB-ADVISER be liable to any indemnified party for indirect, special or consequential damages, even if VALIC or the SUB-ADVISER is apprised of the likelihood of such damages.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

The provisions of this Section 7 shall survive the termination of this Agreement.

8.	Delegation.

Except where prohibited by applicable law or regulation, SUB-ADVISER may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable SUB-ADVISER to perform its functions under this Agreement; provided however, that no such person shall serve or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC, VC I or the Covered Fund(s) with respect to them. Notwithstanding any other provision of this Agreement, SUB-ADVISER may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. SUB-ADVISER will act in good faith and due diligence in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve SUB-ADVISER of any of its obligations under this Agreement. SUB-ADVISER shall remain liable for SUB-ADVISER’S obligations hereunder and for all actions of any such affiliates, third parties or agents to the same extent as SUB-ADVISER is liable for its own actions hereunder.

9.	Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, SUB-ADVISER has adopted a Customer Identification Program, (“CIP”) pursuant to which SUB-ADVISER is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate SUB-ADVISER’s compliance with its CIP, VALIC hereby represents and warrants that (i) the Fund’s taxpayer identification number or other government issued identification number is reflected on Schedule A, (ii) all documents provided to SUB-ADVISER are true and accurate as of the date hereof, and (iii) VALIC agrees to provide to SUB-ADVISER such other information and documents that SUB-ADVISER requests in order to comply with SUB-ADVISER’s CIP.

10.	Other Matters

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender such books and records in accordance with the 1940 Act and rules thereunder; provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this Section 10 shall survive the termination of this Agreement.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein.

11.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

12.	Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

13.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC: Attn: Kurt Bernlohr 2929 Allen Parkway, L13 Houston, Texas 77019 Tel: (713) 831-6133 Fax: (713) 831-6205	With a copy to: Attn: Nori L. Gabert 2929 Allen Parkway Houston, Texas 77019 Tel: (713) 831-5165 Fax: (713) 831-2258

If to SUB-ADVISER: Attn. Ana Brands 575 Washington Blvd., Floor 10 Jersey City, N.J. 07310-1618 Tel. (201) 595-1243	With a copy to:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

		By:	/s/ Kurt W. Bernlohr
		Name:	Kurt W. Bernlohr
		Title:	Senior Vice President

ATTEST:

Attest:	/s/ Shana L. Walker
Name:	Shana L. Walker
Title:	Paralegal

J.P. MORGAN INVESTMENT MANAGEMENT INC.

		By:	/s/ Ana Brands
		Name:	Ana Brands
		Title:	Vice President

ATTEST:

Attest:
Name:
Title:

SCHEDULE A

COVERED FUND(S)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

Emerging Economies Fund	0.50% on the first $150 million; 0.45% on the next $150 million; and 0.40% on assets over $300 million.

AMENDMENT NO. 1

TO

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is effective as of November 14, 2011, by and among The Variable Annuity Life Insurance Company (“VALIC”) and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”).

RECITALS

WHEREAS, VALIC and VALIC Company I (“VC I”) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and

WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated October 1, 2011 (the “Agreement”), with respect to the Covered Funds; and

WHEREAS, pursuant to Section 6 of the Agreement which provides for an initial term of two years from the date of this Amendment, with respect to Government Securities Fund.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:

1.

Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect that the Sub-Adviser will manage the assets of the Government Securities Fund and shall be compensated on those assets managed, in accordance with Section 3 of the Agreement, at the fee rate reflected in Schedule A attached hereto.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.

Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY		J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Kurt W. Bernlohr	By:	/s/ Ana Brands
Name:	Kurt W. Bernlohr	Name:	Ana Brands
Title:	Senior Vice President	Title:	Vice President

1

SCHEDULE A

Effective November 14, 2011

SUB-ADVISER shall manage all or a portion of the assets of the following Covered Fund(s) and shall be compensated on that portion managed, as follows:

Covered Funds	Fee

Emerging Economies Fund	0.50% on the first $150 million; 0.45% on the next $150 million; and 0.40% on assets over $300 million

Government Securities Fund	0.25% on the first $75 million; 0.20% on the next $75 million; 0.15% on the next $100 million; and 0.10% on assets over $250 million

2

AMENDMENT NO. 2

TO

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT (the Amendment) is dated as of September 16, 2013, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (VALIC), a Texas Corporation, and J.P. MORGAN INVESTMENT MANAGEMENT INC. (the Sub-Adviser).

RECITALS

WHEREAS, VALIC and VALIC Company I (VC I) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and

WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated October 1, 2011 with respect to the Covered Funds (the Agreement); and

WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition of the Growth & Income Fund as a Covered Fund.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:

1.         Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect that the Sub-Adviser will manage the assets of the Growth & Income Fund and shall be compensated on those assets managed, in accordance with Section 3 of the Agreement, at the fee rate reflected in Schedule A attached hereto.

2.         Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.         Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.         Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

1

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY		J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Kurt W. Bernlohr	By:	/s/ Ana Brands
Name:	Kurt W. Bernlohr	Name:	Ana Brands
Title:	Senior Vice President	Title:	Vice President

2

SCHEDULE A

COVERED FUND(S)

Effective September 16, 2013

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

Emerging Economies Fund	0.50% on the first $150 million; 0.45% on the next $150 million; and 0.40% on assets over $300 million

Government Securities Fund	0.25% on the first $75 million; 0.20% on the next $75 million; 0.15% on the next $100 million; and 0.10% on assets over $250 million

Growth & Income Fund	0.25% on the first $500 million; and 0.225% on assets over $500 million

3

AMENDMENT NO. 3

TO THE

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 3 TO THE INVESTMENT SUB-ADVISORY AGREEMENT (“Amendment”) is dated as of March 7, 2017, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas life insurer (“VALIC”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, VALIC and VALIC Company I, a Maryland corporation (“VC I”), have entered into an Investment Advisory Agreement dated as of January 1, 2002, as amended from time to time (the “Advisory Agreement”), pursuant to which VALIC has agreed to provide investment management, advisory and administrative services to VC I, and pursuant to which VALIC may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, VALIC and the Subadviser are parties to an Investment Sub-Advisory Agreement dated as of October 1, 2011, as amended from time to time (the “Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (each, a “Covered Fund,” and collectively, the “Covered Funds”) of VC I, as listed on Schedule A of the Agreement; and

WHEREAS, the Board of Directors of VC I, including a majority of the Directors who are not “interested persons” of VC I, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has approved this Amendment to the Agreement; and

WHEREAS, VALIC has received an exemptive order from the U.S. Securities and Exchange Commission that permits VALIC, subject to certain conditions, to enter into subadvisory agreements with unaffiliated investment advisers without first obtaining shareholder approval.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.            Amendment. Schedule A to the Agreement, which is attached hereto and made a part hereof, is hereby amended and restated to include Small Cap Fund, a series of VC I, by inserting the following to the end of the fee table:

Small Cap Fund	0.55% on the first $200 million 0.50% thereafter

2.            Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.            Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.            Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

1

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By: /s/ Thomas M. Ward
Name: Thomas M. Ward
Title: Vice President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ Robert Kravantka
Name: Robert Kravantka
Title: Vice President

2

SCHEDULE A

COVERED FUND(S)

Effective March 7, 2017

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

Emerging Economies Fund	0.50% on the first $150 million; 0.45% on the next $150 million; and 0.40% on assets over $300 million

Government Securities Fund	0.25% on the first $75 million; 0.20% on the next $75 million; 0.15% on the next $100 million; and 0.10% on assets over $250 million

Growth & Income Fund	0.25% on the first $500 million; and 0.225% on assets over $500 million

Small Cap Fund	0.55% on the first $200 million 0.50% thereafter

3

AMENDMENT NO. 4

TO THE

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 4 TO THE INVESTMENT SUB ADVISORY AGREEMENT (“Amendment”) is dated as of October 30, 2020, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas life insurer (“VALIC”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, VALIC and VALIC Company I, a Maryland corporation (“VC I”), have entered into an Investment Advisory Agreement dated as of January 1, 2002, as amended from time to time (the “Advisory Agreement”), pursuant to which VALIC has agreed to provide investment management, advisory and administrative services to VC I, and pursuant to which VALIC may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, VALIC and the Subadviser are parties to an Investment Sub-Advisory Agreement dated as of October 1, 2011, as amended from time to time (the “Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (each, a “Covered Fund,” and collectively, the “Covered Funds”) of VC I, as listed on Schedule A of the Agreement; and

WHEREAS, the Board of Directors of VC I, including a majority of the Directors who are not “interested persons” of VC I, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has approved this Amendment to the Agreement; and

WHEREAS, VALIC has received an exemptive order from the U.S. Securities and Exchange Commission that permits VALIC, subject to certain conditions, to enter into subadvisory agreements with unaffiliated investment advisers without first obtaining shareholder approval.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.        Section 13. Notices. Section 13 is hereby deleted in its entirety and restated as follows:

13. Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	With a copy to:

The Variable Annuity Life Insurance Company 2919 Allen Parkway Houston, Texas 77019 Attn: Mutual Fund Legal	SunAmerica Asset Management, LLC Harborside 5 185 Hudson Street, Suite 3300 Jersey City, NJ 07311 Attn: General Counsel

If to SUB-ADVISER:	With a copy to:

J.P. Morgan Investment Management Inc. 277 Park Avenue, Floor 8 New York, N.Y. 10172 Attn: Ana Brands ana.m.brands@jpmorgan.com	JPMorgan Chase Bank, N.A. 4 New York Plaza, Floor 19 New York, N.Y. 10004 Attention: Mutual Funds Legal

1

2.        Schedule A Amendment. Schedule A to the Agreement, which is attached hereto and made a part hereof, is hereby amended and restated to include the Small Cap Value Fund, a series of VC I, by inserting the following to the fee table:

Small Cap Value Fund	0.50% on the first $50 million 0.40% on assets over $50 million

3.        Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.        Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

5.        Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ KEVIN J. ADAMSON
Name:	Kevin J. Adamson
Title:	Authorized Signatory

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ ANA BRANDS
Name:	Ana Brands
Title:	Vice President

3

SCHEDULE A

COVERED FUND(S)

Effective October 30, 2020

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

Emerging Economies Fund	0.50% on the first $150 million; 0.45% on the next $150 million; and 0.40% on assets over $300 million

Government Securities Fund	0.25% on the first $75 million; 0.20% on the next $75 million; 0.15% on the next $100 million; and 0.10% on assets over $250 million

Small Cap Fund	0.55% on the first $200 million 0.50% thereafter

Small Cap Value Fund	0.50% on the first $50 million 0.40% on assets over $50 million

4

AMENDMENT NO. 5

TO THE

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 5 TO THE INVESTMENT SUB-ADVISORY AGREEMENT (“Amendment”) is dated as of January 11, 2021, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas life insurer (“VALIC”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, VALIC and VALIC Company I, a Maryland corporation (“VC I”), have entered into an Investment Advisory Agreement dated as of January 1, 2002, as amended from time to time (the “Advisory Agreement”), pursuant to which VALIC has agreed to provide investment management, advisory and administrative services to VC I, and pursuant to which VALIC may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, VALIC and the Subadviser are parties to an Investment Sub-Advisory Agreement dated as of October 1, 2011, as amended from time to time (the “Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (each, a “Covered Fund,” and collectively, the “Covered Funds”) of VC I, as listed on Schedule A of the Agreement; and

WHEREAS, the Board of Directors of VC I, including a majority of the Directors who are not “interested persons” of VC I, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has approved this Amendment to the Agreement; and

WHEREAS, VALIC has received an exemptive order from the U.S. Securities and Exchange Commission that permits VALIC, subject to certain conditions, to enter into subadvisory agreements with unaffiliated investment advisers without first obtaining shareholder approval.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.        Schedule A Amendment. Schedule A to the Agreement, which is attached hereto and made a part hereof, is hereby amended and restated to include the Asset Allocation Fund, a series of VC I, by inserting the following to the fee table:

Asset Allocation Fund	0.20% on all assets

2.        Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.        Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.        Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

[Remainder of page intentionally left blank]

1

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ THOMAS M. WARD
Name:	Thomas M. Ward
Title:	Vice President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ VICTORIA FECHT
Name:	Victoria Fecht
Title:	Vice President

2

SCHEDULE A

COVERED FUND(S)

Effective January 11, 2021

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

Asset Allocation Fund	0.20%

Emerging Economies Fund	0.50% on the first $150 million; 0.45% on the next $150 million; and 0.40% on assets over $300 million

Government Securities Fund	0.25% on the first $75 million; 0.20% on the next $75 million; 0.15% on the next $100 million; and 0.10% on assets over $250 million

Small Cap Fund	0.55% on the first $200 million 0.50% thereafter

Small Cap Value Fund	0.50% on the first $50 million 0.40% on assets over $50 million

3

AMENDMENT NO. 6

TO THE

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 6 TO THE INVESTMENT SUB-ADVISORY AGREEMENT (“Amendment”) is dated as of January 25, 2021, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas life insurer (“VALIC”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, VALIC and VALIC Company I, a Maryland corporation (“VC I”), have entered into an Investment Advisory Agreement dated as of January 1, 2002, as amended from time to time (the “Advisory Agreement”), pursuant to which VALIC has agreed to provide investment management, advisory and administrative services to VC I, and pursuant to which VALIC may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, VALIC and the Subadviser are parties to an Investment Sub-Advisory Agreement dated as of October 1, 2011, as amended from time to time (the “Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (each, a “Covered Fund,” and collectively, the “Covered Funds”) of VC I, as listed on Schedule A of the Agreement; and

WHEREAS, the Board of Directors of VC I, including a majority of the Directors who are not “interested persons” of VC I, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has approved this Amendment to the Agreement; and

WHEREAS, VALIC has received an exemptive order from the U.S. Securities and Exchange Commission that permits VALIC, subject to certain conditions, to enter into subadvisory agreements with unaffiliated investment advisers without first obtaining shareholder approval.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.

Schedule A Amendment. Schedule A to the Agreement, which is attached hereto and made a part hereof, is hereby amended and restated to include the Small Cap Growth Fund, a series of VC I, by inserting the following to the fee table:

Small Cap Growth Fund	0.55% on the first $50 million 0.50% on the next $50 million 0.40% on assets over $100 million

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.

Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

[Remainder of page intentionally left blank]

1

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ THOMAS M. WARD
Name:	Thomas M. Ward
Title:	Authorized Signatory

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ TERESA COUTSOURADIS
Name:	Teresa Coutsouradis
Title:	Vice President

2

SCHEDULE A

COVERED FUND(S)

Effective January 25, 2021

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee
Asset Allocation Fund	0.20%

Emerging Economies Fund	0.50% on the first $150 million; 0.45% on the next $150 million; and 0.40% on assets over $300 million

Government Securities Fund	0.25% on the first $75 million; 0.20% on the next $75 million; 0.15% on the next $100 million; and 0.10% on assets over $250 million

Small Cap Fund	0.55% on the first $200 million 0.50% thereafter

Small Cap Growth Fund	0.55% on the first $50 million 0.50% on the next $50 million 0.40% on assets over $100 million

Small Cap Value Fund	0.50% on the first $50 million 0.40% on assets over $50 million

3

VALIC COMPANY I

2929 Allen Parkway

Houston, Texas 77019

Asset Allocation Fund

(the “Fund”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

https://www.valic.com/prospectus-and-reports/information-statements

This Notice is to inform you that an information statement (the “Information Statement”) regarding a change to the Fund’s sub-advisory arrangements is now available at the website referenced above. The Fund is a series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the changes.

As discussed in the Information Statement, at a meeting held on August 3-4, 2020, the Board of Directors (the “Board”) of VC I, including a majority of the directors who are not “interested persons” of VC I, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), approved an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and J.P. Morgan Investment Management Inc. (“JPMIM”) with respect to the Fund. In connection with the appointment of JPMIM, the Board authorized the termination of the Investment Sub-Advisory Agreement between VALIC and the Fund’s previous sub-adviser, PineBridge Investments LLC, upon the effective date of the Sub-Advisory Agreement.

VC I has received an exemptive order from the U.S. Securities and Exchange Commission which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of the Fund and its shareholders. As required by this exemptive order, the Fund will provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about April 9, 2021, to all participants in a contract or plan who were invested in the Fund as of the close of business on January 11, 2021. A copy of the Information Statement will remain on our website until at least April 9, 2022, and shareholders can request a complete copy of the Information Statement until that time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing VC I at P.O. Box 15648, Amarillo, TX 79105-5648 or by calling 1-800-448-2542. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Fund at forms.request@valic.com. You can request a complete copy of the Information Statement until April 9, 2022. To ensure prompt delivery, you should make your request no later than that time. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.